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EXHIBIT 99.1
Description of Slides Accompanying the Company's February 21, 2001 Financial Guidance Conference Call.

Slide 01

Large McLeodUSA logo.


Slide 02

Today's Overview . . .

 .  2001 Targets
 .  Opportunities/Challenges
 .  Key Metrics
 .  Execution

McLeodUSA logo.    . . . 2001 highlights


Slide 03

Our priorities . . .

 .  Getting and Keeping Customers
 .  One Functional Network (OFN)
 .  Staged, Disciplined Growth

McLeodUSA logo.    . . . are unchanged


Slide 04

Reaffirming 2001 . . .

[Centered on the slide are two pie charts side by side. On the left is a pie chart representing "80% Competitive Telecom", "15% Publishing"; "4% Local Exchange" and "1% Other". Above the pie chart is the text "Revenue $2.1 Billion". On the right is a pie chart representing "59% Competitive Telecom", "27% Publishing", and "14% Local Exchange". Above the pie chart is the text "EBITDA $225 Million". Centered above both pie charts is the text "2001E".]

McLeodUSA logo.    . . . revenue up 50%, EBITDA up 270%


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Slide 05

Continue Assessing and Managing . . .

+/- Wholesale/ISP Revenues
+/- Local/LD Rates
+/- Access Charges/Recip Comp
+/- Faster/Deeper Retail (Voice/Data)
+/- Focus (Streamline) Core Assets

McLeodUSA logo.    . . . opportunities and challenges


Slide 06

Platform and Production Growth . . .


                        Q400     Q101     Q201     YE01    % Growth
                       -------  -------  -------  -------  --------
Metrics
-------
Route Miles            21,600   23,600   24,300    29,600     37%
C.O.s (leased)          1,368    1,500    1,750     1,900     39%
Colos                     305      321      380       418     37%
DSLAMs                    334      390      460       468     38%
Data/Mesh Switches        396      400      403       413      4%
Voice Switches             50       52       60        60     20%
Customers (000)           308      344      395       527     71%
Churn                     0.5%     0.5%     0.5%      0.5%     0%
Sales Headcount         1,250    1,600    2,000     2,000+    60%

McLeodUSA logo.    . . . ramp revenue and EBITDA growth


Slide 07

Revenue and EBITDA Growth . . .



                  Q400    Q101    Q201     2H01      YE01     % Growth
                  ----    ----    ----    ------    ------    --------
Financials
----------
Revenue (MM)      $410    $430    $490    $1,180    $2,100       50%
EBITDA (MM)       $ 26    $ 22    $ 33    $  170    $  225      270%
CapEx (MM)        $350    $350    $250    $  400    $1,000     -----

McLeodUSA logo.    . . . impressive



Slide 08

Service Platforms . . .

                                   Average           Average          Average
                                  Centrex*             UNE*            UNE-M
                                 ---------          --------          -------

Revenues                          $ 61.78            $ 67.83          $ 67.83
CGS/SG&A                          $ 53.93            $ 51.85          $ 49.77
EBITDA                            $  7.86            $ 15.98          $ 18.06
Cust. Acquisition Cost/CAPEX      $350.00            $769.00          $350.00
Months to Recover                      45                 48               19
Months to Recover (DCF)                58                 62               20


* Rates Pre Qwest Agreement Oct. 2000

McLeodUSA logo.                 . . .  improving economics



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Slide 09

Net, Net . . .

 .  Fortifying Facilities (OFN)
 .  Enabling Full Suite of Products (Local/LD/Data)
 .  Managing Opportunities and Challenges
 .  Continue Focused, Disciplined Execution

McLeodUSA logo.    . . . customer, OFN, execution


Slide 10

Safe Harbor

Some of the statements contained in this slide presentation discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. Important factors that could cause actual events or results to be materially different from the forward-looking statements include availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, our developments in the industry, changes in the competitive climate in which we operate and the emergence of future opportunities. These and other applicable risks are summarized under "Risk Factors" in the McLeodUSA 424B Prospectus Supplement filed with the Securities and Exchange Commission on January 8, 2001.

McLeodUSA logo.


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